UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500 Dallas, Texas 75219
(Address of Principal Executive Offices) (Zip Code)

(214) 252-2700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On July 25, 2014, RSP Permian, Inc. (the “Company”), filed an Amendment No. 2 to its Registration Statement on Form S-1 (File No. 333-196388) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”).  As part of the Registration Statement, the Company disclosed the following information:

Summary Preliminary Financial Results for the Three Months Ended June 30, 2014

Our management has prepared the summary preliminary financial results below based on the most current information available to management. Our normal closing and financial reporting processes with respect to the summary preliminary financial results for the three months ended June 30, 2014 have not been fully completed. As a result, our actual financial results could be different from these summary preliminary financial results, and any differences could be material. Our independent certified public accountants have not performed review procedures with respect to the summary preliminary financial results provided below, nor have they expressed any opinion or provided any other form of assurance on the these summary preliminary financial results. The summary preliminary financial results below have been prepared on a basis consistent with our unaudited consolidated financial statements for the three months ended March 31, 2014. This summary is not intended to be a comprehensive statement of our unaudited financial results for the three months ended June 30, 2014. The results of operations for an interim period, including the summary preliminary financial results provided below, may not give a true indication of the results to be expected for a full year or any future period.

For the three months ended June 30, 2014, we expect that our net income will be in the range of $7.8 million to $8.3 million and Adjusted EBITDAX will be in the range of $51.0 million to $53.7 million.  As set out in the following table, for the three months ended June 30, 2014, we expect that our pro forma net income will be in the range of $8.6 million to $9.1 million and pro forma Adjusted EBITDAX will be in the range of $51.0 million to $53.7 million.  Adjusted EBITDAX is a non-GAAP financial measure.  For a definition of Adjusted EBITDAX, see “Use of Non-GAAP Financial Measure” below.  The following table shows the reconciliation of net income to Adjusted EBITDAX on an actual basis and a pro forma basis for the three months ended June 30, 2014.

			RSP Permian, Inc.
	RSP Permian, Inc.		Pro Forma
	Low	High	Low		High
	Estimate	Estimate	Estimate		Estimate
	(In thousands)
Adjusted EBITDAX reconciliation to net income:
Net income	7,815	8,226	8,621	-	9,075
Interest expense	1,085	1,142	1,085	-	1,142
Income tax expense (benefit) (1)	4,701	4,948	4,852	-	5,106
Depreciation, depletion and amortization	20,647	21,734	20,647	-	21,734
Exploration expense	1,171	1,233	1,171	-	1,233
Non-cash loss on derivatives	15,160	15,958	15,160	-	15,958
Net cash payments on settled derivatives	(1,441)	(1,517)	(1,441)	-	(1,517)
Non-cash equity based compensation (2)	1,582	1,665	625	-	658
Other (income) / expense	323	340	323	-	340
Adjusted EBITDAX (3)	51,043	53,729	51,043	-	53,729

(1)         Pro forma income tax expense (benefit) is adjusted for a normalized effective tax rate.

(2)         Pro forma non-cash equity based compensation excludes non-cash equity compensation associated with IPO bonuses and incentive units owned by certain management members

(3)         Adjusted EBITDAX is a non-GAAP financial measure. For a definition of Adjusted EBITDAX, see “Use of Non-GAAP Financial Measure” below.

The Registration Statement has not yet become effective.  The securities offered thereby may not be sold, nor may offers to buy be accepted, prior to the time the Registration Statement becomes effective.  The Registration Statement is available free of charge through our website at www.rsppermian.com and at the web site maintained by the SEC at www.sec.gov.  The information on, or otherwise accessible through, our website or any other website is not incorporated by reference herein.

Use of Non-GAAP Financial Measure

Adjusted EBITDAX is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies.  We define Adjusted EBITDAX as net income before interest expense, income tax expense (benefit), depreciation, depletion and amortization, exploration expense, non-cash loss on derivatives, net cash payments on settled derivatives, non-cash equity based compensation and other (income)/expense.  Adjusted EBITDAX is not a measure of net income as determined by United States generally accepted accounting principles (“GAAP”).

Management believes Adjusted EBITDAX is useful because it allows it to more effectively evaluate our operating performance and compare the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired.  Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of our operating performance or liquidity.  Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX.  Our presentation of Adjusted EBITDAX should not be construed as an inference that our results will be unaffected by unusual or non-recurring items. Our computations of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

	By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President

Dated: July 25, 2014